SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2003

Nash Finch Company
(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Edina, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-0534

Item 7.    Financial Statements and Exhibits

                (c)                                  Exhibits

Exhibit No.	Description

99.1	Press Release issued by the registrant, dated May 12, 2003.

Item 9.    Regulation FD Disclosure.

                On March 12, 2003, Nash Finch Company, a Delaware corporation, issued a press release announcing its results for the third and fourth quarters of its fiscal year 2002 and for its full fiscal year 2002 ended December 28, 2002.  The press release appearing in Exhibit 99.1 is not filed but is furnished in accordance with Item 12 of Form 8-K.

                A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

                Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH FINCH COMPANY

Date: May 12, 2003	By:	/s/ Robert B. Dimond
		Name:	Robert B. Dimond
		Title:	Executive Vice President and
Chief Financial Officer

NASH FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED MARCH 28, 2003

Exhibit No.	Description	Method of Filing

99.1	Press Release, issued by the registrant, dated May 12, 2003.	Filed herewith